MML SERIES INVESTMENT FUND

MML Total Return Bond Fund

Supplement dated June 7, 2016 to the

Summary Prospectus dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective June 1, 2016, the following information replaces the information found under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II		Service Class I
Management Fee(1)	.40%		.40%
Distribution and Service (Rule 12b-1) Fees	N/A		.25%
Other Expenses(1)	.21%		.21%
Total Annual Fund Operating Expenses	.61%		.86%
Expense Reimbursement	(.01%	)	(.01%	)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.60%		.85%

(1)	Management Fees and Other Expenses have been restated to reflect current fees.

(2)

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .60% and .85% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$61	$194	$339	$761
Service Class I	$87	$273	$476	$1,060

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MMLTRB-16-01

MML SERIES INVESTMENT FUND

Supplement dated June 7, 2016 to the

Prospectus dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Effective June 1, 2016, the following information replaces the information found on page 71 of the Prospectus under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund for the MML Total Return Bond Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II		Service Class I
Management Fee(1)	.40%		.40%
Distribution and Service (Rule 12b-1) Fees	N/A		.25%
Other Expenses(1)	.21%		.21%
Total Annual Fund Operating Expenses	.61%		.86%
Expense Reimbursement	(.01%	)	(.01%	)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.60%		.85%

(1)	Management Fees and Other Expenses have been restated to reflect current fees.

(2)

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .60% and .85% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$61	$194	$339	$761
Service Class I	$87	$273	$476	$1,060

Effective June 1, 2016, the following information supplements similar information on page 79 of the Prospectus in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies for the MML Equity Income Fund:

MML Equity Income Fund. Effective June 1, 2016, MML Advisers has agreed to voluntarily waive .03% of its management fees through April 30, 2017. MML Advisers may amend or discontinue this waiver at any time without advance notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-16-01

MML SERIES INVESTMENT FUND

Supplement dated June 7, 2016 to the

Statement of Additional Information dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective June 1, 2016, the information for Jeffrey M. Dube on page B-52 in the section titled Management of MML Trust is hereby deleted.

Effective June 1, 2016, the following information replaces similar information for Brian K. Haendiges found on page B-52 in the section titled Management of the Trust:

Brian K. Haendiges	President of MML Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Age: 56

Officer since 2014

Officer of 93 portfolios in fund complex

Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).

Effective June 1, 2016, the following information replaces similar information for the MML Total Return Bond Fund in the chart under “Investment Adviser” found on page B-61 in the section titled Investment Advisory and Other Service Agreements:

MML Total Return Bond	0.40% on the first $500 million; and
0.38% on any excess over $500 million

Effective immediately, the following information replaces similar information for AllianceBernstein L.P. beginning on page B-90 in the section titled Appendix B—Proxy Voting Policies:

ALLIANCEBERNSTEIN L.P.

PROXY VOTING POLICY

1.	Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1      Board and Director Proposals

1. Board Diversity (SHP)	CASE-BY-CASE

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining if there are other general governance concerns.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

•

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal).

•	We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.
•	We may consider the number of boards on which a director sits and/or their length of service on a particular board.
•

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

•	We may vote against directors for poor compensation practices.
•	We may vote against directors for not representing shareholder interests and maximizing long-term shareholder value.
•	We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a. Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO, barring any additional board leadership concerns.

9. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

10. Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

11. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation and corporate governance codes.

12. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

13. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

[1]	For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

14. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15. Require Two Candidates for Each Board Seat (SHP)	AGAINST

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

3.2      Compensation Proposals

16. Elimination of Single-Trigger Change in Control Agreements (SHP)	FOR

Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change in control of the company without any additional requirement) in employment agreements and compensation plans.

We may oppose directors who establish these provisions, or we may oppose compensation plans that include them. We will support shareholder proposals calling for future employment agreements and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change in control of the company and termination of employment).

17. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

20. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22. Approve Remuneration Reports and Policies	CASE-BY-CASE

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

23. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

24. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

25. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

26. Executive and Employee Compensation Plans	CASE-BY-CASE

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

27. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

28. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

29. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

30. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

31. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

33. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

34. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3      Capital Changes and Anti-Takeover Proposals

35. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

36. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

37. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

38. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

39. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

40. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

41. Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS – international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

42. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

43. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

44. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

45. Issuance of Stock with Unequal Voting Rights	CASE-BY-CASE

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

46. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

47. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

48. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

49. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

50. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

51. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4      Auditor Proposals

52. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

53. Approval of Financial Statement	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

54. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

55. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

56. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5      Shareholder Access and Voting Proposals

57. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

58. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

59. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

60. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

61. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

62. Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

63. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are more strict than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We may vote against individual directors or entire boards who a) exclude from their ballot properly submitted shareholder proxy access proposals; b) compete against shareholder proxy access proposals with stricter management proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

64. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

65. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

66. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

3.6      Environmental, Social and Disclosure Proposals

67. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests on items such as pig gestation crates and animal welfare in the supply chain, or policy adoption requests on items such as dehorning cattle and animal testing.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Climate Change (SHP)	CASE-BY-CASE

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities.

a. Carbon Accounting (SHP)	FOR

These proposals may include greenhouse gas emissions (GHG) standards or reduction targets and/or methane reduction targets. Companies also may be asked to set quantitative goals, which may pertain to the company’s operations or product development and distribution. We generally support these proposals, while taking into account whether the proposed information is of added benefit to shareholders and the degree to which this issue is material to the company and the industry in which the company operates.

b. Carbon Risk	FOR

This set of proposals focusses on the risks associated with climate change. It may include proposals on GHG emission and finance, hydraulic fracturing/shale risk, offshore oil wells, oil and gas transport risk, and coal ash risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69. Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, the link between fast food and childhood obesity, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a. End Production of Tobacco Products	AGAINST

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b. Spin-Off Tobacco-Related Business	CASE-BY-CASE

Proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. Unlike the type of proposal cited above in (a), which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

c. Pharmaceutical Pricing (US)	CASE-BY-CASE

These proposals seek to require a company to report on the risk of high specialty drug prices in the US.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

73. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement policies, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

76. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79. Work Place: Diversity (SHP)	FOR

Work place diversity reports generally fall in two categories: Disclosing EEO Data and Adopting Sexual Orientation/Gender Identification (ID) policies.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation and gender ID.

80. Work Place: Pay Disparity (SHP)	CASE-BY-CASE

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

In the US, the SEC, in August 2015, adopted a rule requiring US issuers, for fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This rule, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s rule renders the proposal unnecessary.

4.	Conflicts of Interest

4.1	Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB”) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4.4	Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•	Publicly-traded companies that distribute AB mutual funds;
•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;
•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
•	Publicly-traded affiliated companies;
•	Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;
•	Any other conflict of which a Proxy Committee member becomes aware[4].
•

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

4.5	Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (I) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7	Confidential Voting

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (I) members of the Proxy Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A Note Regarding AB’s Structure

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	Proxy Voting Policy

The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2	Proxy Statements Received Regarding Client Securities

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

6.3	Records of Votes Cast on Behalf of Clients

Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4	Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	Documents Prepared by AB that are Material to Voting Decisions

The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	Proxy Voting Procedures

7.1	Vote Administration

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, Proxy Exchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT

PROXY COMMITTEE MEMBERS

The members of the Proxy Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

Proxy Committee

Vincent DuPont, SVP – Equities

Linda Giuliano, SVP – Equities

Saskia Kort-Chick, VP – Equities

David Lesser, VP – Legal

James MacGregor, SVP – Equities

Mark Manley, SVP – Legal

Ryan Oden, AO – Equities

Anthony Rizzi, VP – Operations

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation Executive and Employee Compensation Plans	+		+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+

Shareholder Proposal		For	Against	Case-by-Case
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+

Shareholder Proposal		For	Against	Case-by-Case
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	End Production of Tobacco Products		+
+	Spin-Off Tobacco-Related Business			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

2. Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

3. Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
Phillip Kirstein	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

1.	Introduction

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.	We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2.	We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3.	We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.	We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.	We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.	We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L7352-16-01

MML SERIES INVESTMENT FUND

Supplement dated June 7, 2016 to the

Statement of Additional Information dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective June 1, 2016, the information for Jeffrey M. Dube on page B-56 in the section titled Management of MML Trust is hereby deleted.

Effective June 1, 2016, the following information replaces similar information for Brian K. Haendiges found on page B-57 in the section titled Management of the Trust:

Brian K. Haendiges	President of MML Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Age: 56

Officer since 2014

Officer of 93 portfolios in fund complex

Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8086-16-01